SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): May 17, 2004


   Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P.
--------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)



        Delaware                            94-3054600
- - - -------------------------         ------------------------------
(State or other jurisdiction of          (I.R.S. Employer
incorporation or organization)           Identification Number)



1107 Investment Boulevard, Suite 180
El Dorado Hills, California                         95762
- - ----------------------------------------      -------------
(Address of principal executive offices)          (Zip Code)


                               (916) 941-1400
             ---------------------------------------------------
              Registrant's telephone number, including area code

Item 5.           Other Events

                  Pursuant to the Securities and Exchange Commission's Release No. 34-43069, Commission Guidance on Mini-Tender Offers and Limited Partnership Tender Offers and Regulation 14E, Technology
Funding Venture Partners IV, An Aggressive Growth Fund, L.P., is sending the following letter to all Limited Partners regarding a mini-tender offer for Limited Partnership units. The letter is attached as
Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.           Financial Statements, Pro Forma Financial Information
                  And Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits

                           99.1     Letter to Limited Partners
                                    in response to a tender offer
                                    for units

                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING VENTURE PARTNERS IV, An Aggressive Growth Fund, L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  May 17, 2004                By:  /s/ Charles R. Kokesh
                                   ------------------------------
                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc., and Managing General
                                     Partner of Technology Funding Ltd.

                            EXHIBIT INDEX

Exhibits
--------
99.1     Letter to Limited Partners of Technology Funding Venture
         Partners IV, An Aggressive Growth Fund, L.P.

                               Technology Funding
                               460 Saint Michael's Drive, Suite 1000
                               Santa Fe, New Mexico 87505
                               (800) 821-5323, (505) 982-2200
                               Fax (505) 820-6900

May 17, 2004


Dear Limited Partner:

We have recently been made aware of an outstanding offer by Peachtree Partners to purchase limited partnership units in Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P. (the "Partnership"). Under the Securities and Exchange Commission's ("SEC's") Release
No. 34-43069, Commission Guidance on Mini-Tender Offers and Limited Partnership Tender Offers, effective July 31, 2000, the Partnership is obligated to respond to such offers with a recommendation to the Limited Partners.

Peachtree Partners is offering $3.25 per $100 Limited Partner unit. As of March 31, 2004, the Partnership's unaudited fair value was $12 per $100 unit, exclusive of prior distributions of $110 per unit. The March 31, 2004, valuations filed with the SEC on Form 10-Q reflect what the Management Committee believes to be appropriate discounts for the illiquidity of many of the Partnership's investments. Based on those valuations and current market conditions, the Independent General Partners neither recommend for or against the current tender offer. Pursuant to Regulation 14E, which provides the basic procedural protections for all tender offers, the Partnership expresses no opinion and remains neutral toward Peachtree Partners' offer.

The Management Committee does not see any conflict of interest in its recommendation. Peachtree Partners is acquiring the units for investment purposes only and has stated that it does not intend to influence management of the Partnership. The business and operations of the Partnership are expected to continue as they are today regardless of the outcome of the current offer.

To our knowledge, there have been no third-party valuations or appraisals of the Partnership's assets, and neither the Partnership nor Peachtree Partners has retained an independent party to render an opinion on the fairness of the offer price.

If you have any questions about the tender offer or the Partnership's recommendation, please contact our Client Services Department at 1-800-821-5323 or via e-mail at clients2@techfunding.com.

Thank you,

Technology Funding